ADVANCED SERIES TRUST
AST First Trust Capital Appreciation Target Portfolio
AST Horizon Moderate Asset Allocation Portfolio
AST Moderate Asset Allocation Portfolio
AST T. Rowe Price Global Bond Portfolio

Supplement dated January 30, 2013 to the Prospectus and Statement of Additional Information,
each dated April 30, 2012, as Supplemented to Date

This supplement refers to impending changes to the Prospectus (the Prospectus) and the Statement of Additional Information (SAI), each dated April 30, 2012, as supplemented to date, of Advanced Series Trust (the Trust). The portfolios of the Trust discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Prospectus and SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and SAI.

I.	Results of Special Shareholder Meeting of AST Moderate Asset Allocation Portfolio.

At a Special Meeting of Shareholders of AST Moderate Asset Allocation Portfolio (the Moderate Portfolio) held on January 3, 2013, beneficial shareholders of the Moderate Portfolio did not approve a proposed amendment to the investment management agreement with Prudential Investments LLC and AST Investment Services, Inc. (together, the Manager) in connection with a revised investment strategy and subadviser for the Moderate Portfolio. The Board of Trustees of the Trust (the Board) has recently approved additional changes to the Moderate Portfolio (as described in section II below). These changes are subject to shareholder approval.

II.	New Investment Strategy, Amended Investment Management Agreement and Other Changes for AST Moderate Asset Allocation Portfolio and AST Horizon Moderate Asset Allocation Portfolio.

The Board recently approved new investment strategies for the Moderate Portfolio and the AST Horizon Moderate Asset Allocation Portfolio (the Horizon Portfolio and, together with the Moderate Portfolio, the Asset Allocation Portfolios). The Board approved an amendment to the investment management agreement for each Asset Allocation Portfolio, including an increased management fee to implement the new strategy with a new subadviser and a change from a fund-of-funds strategy to a securities-based investment strategy. Although the amended agreement includes an increase in the fee paid directly by the Asset Allocation Portfolio, the increase would be offset to a significant extent by the elimination of the fees and expenses associated with the underlying funds in the current fund-of-funds strategy. Implementation of the amended investment management agreement is subject to approval by the shareholders of the relevant Asset Allocation Portfolio, in accordance with the requirements of the Investment Company Act of 1940 (the 1940 Act).

If the amended investment management agreement for each of the Asset Allocation Portfolios is approved by the shareholders of the relevant Asset Allocation Portfolio, the revised investment management fee schedules will become effective upon the addition of the new subadviser to the relevant Asset Allocation Portfolio. Such additions are currently expected to occur on or about April 29, 2013. In turn, upon the addition of each new subadviser to the relevant Asset Allocation Portfolio, it is expected that: (i) each new subadviser will commence implementation of the new investment strategy for the relevant Asset Allocation Portfolio; (ii) the name of each Asset Allocation Portfolio will be changed; and (iii) certain changes to each of the Asset Allocation Portfolios’ non-fundamental investment policies and blended performance benchmark will become effective. Such changes are collectively referred to herein as the Portfolio Repositionings.

More detailed information relating to the above-described Portfolio Repositionings will be contained in a proxy statement soliciting the required shareholder approval of the amended investment management agreement. It is anticipated that proxy statements will be mailed to the beneficial shareholders of each of the relevant Asset Allocation Portfolios in February 2013 and that the special meetings of shareholders of each of the relevant Asset Allocation Portfolios will be held on or about March 22, 2013. If approved by shareholders, more detailed information will be included in the annual update to the Prospectus on or about May 1, 2013.

III.	New Subadvisory Arrangement, Change in Non-Fundamental Investment Policies and Other Changes for AST First Trust Capital Appreciation Target Portfolio.

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The Board has approved (i) replacing First Trust Advisors L.P. (First Trust) as the subadviser for the AST First Trust Capital Appreciation Target Portfolio (the First Trust Portfolio) with Quantitative Management Associates LLC and Prudential Investment Management, Inc., (ii) changing the name of the First Trust Portfolio to the AST Prudential Growth Allocation Portfolio, and (iii) changing the non-fundamental investment policies of the Portfolio. These changes are expected to become effective on or about the close of business on April 29, 2013. Implementation of the new subadvisory arrangements is subject to shareholder approval in accordance with the requirements of the 1940 Act.

More detailed information relating to the above-described subadvisory changes will be contained in a proxy statement soliciting the required shareholder approval of the new subadvisory arrangements. It is anticipated that the proxy statement will be mailed to beneficial shareholders of the First Trust Portfolio in February 2013 and that the special meeting of shareholders of the First Trust Portfolio will be held on or about March 22, 2013. If approved by shareholders, more detailed information will be included in the annual update to the Prospectus on or about May 1, 2013.

IV.	New Subadvisory Arrangements, Change in Non-Fundamental Investment Objective and Other Changes for AST T. Rowe Price Global Bond Portfolio.

The Board has approved (i) replacing T. Rowe Price Associates, Inc. and T. Rowe Price International, Ltd. (T. Rowe Price) as the subadvisers for the AST T. Rowe Price Global Bond Portfolio (the T. Rowe Price Portfolio) with Franklin Advisers, Inc., (ii) changing the name of the T. Rowe Portfolio to the AST Templeton Global Bond Portfolio, and (iii) changing the non-fundamental investment objective and policies of the T. Rowe Price Portfolio.

The changes described above are expected to become effective on or about the close of business on April 29, 2013. More detailed information relating to the above-described changes will be distributed to beneficial shareholders of the T. Rowe Price Portfolio in a Schedule 14C Information Statement within 90 days of the effective date of the change. More detailed information will be included in the annual update to the Prospectus on or about May 1, 2013.

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